UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)      November 15, 2005
                                                      --------------------------

                               EPICEPT CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


          N/A                                             52-1841431
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(Commission File Number)                       (IRS Employer Identification No.)


           270 SYLVAN AVENUE
     ENGLEWOOD CLIFFS, NEW JERSEY                                   07632
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(Address of Principal Executive Offices)                          (Zip Code)


                                 (201) 894-8980
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On November 17, 2005, EpiCept Corporation (the "COMPANY") completed the private placement of $2.0 million aggregate principal amount of 8% Senior Notes due 2006 pursuant to Section 4(2) under the Securities Act of 1933, as amended. The purchasers of the Company's Senior Notes included certain holders of the Registrant's existing capital stock, TVM Techno Venture Management, Private Equity Direct Finance, Merlin General Partner II Limited, NIBC Principal Instruments IV B.V., Mr. Claus Dieckell and Mr. Freidrich Dieckell (the "INVESTORS").

         Each of TVM and Private Equity purchased $500,000, each of Merlin and Alpinvest purchased $350,000 and each of Messrs. Dieckell purchased $150,000. The Senior Notes mature on October 30, 2006. The Company may prepay the Senior Notes, including all accrued and unpaid interest, at any time without premium or penalty.

         The Company is required to repurchase the Senior Notes upon the completion of any public sale of its debt or equity securities. In addition, immediately prior to the Effective Time of the Merger (as such terms are defined in that certain Agreement and Plan of Merger, dated September 6, 2005 (the "MERGER AGREEMENT"), among the Company, Magazine Acquisition Corp. and Maxim Pharmaceuticals, Inc.) the outstanding principal of and accrued and unpaid interest on the Senior Notes automatically converts into shares of the Company's common stock, par value $0.0001 per share, at a conversion price of $0.71 (prior to giving effect to the one-for-four reverse stock split contemplated by the Merger Agreement). The Company intends to use the proceeds from the sale of the Senior Notes for general working capital purposes.

         Events of default under the Senior Notes are customary for instruments of this type and include, without limitation, rendering of a final judgment or settlement against the Company or any of its subsidiaries for the payment of money that is in excess of $50,000; certain acts of bankruptcy or insolvency, the commencement of foreclosure or other proceedings against the Company or any of its subsidiaries to enforce any lien for payment of an amount in excess of $50,000; cross defaults to other material indebtedness and a Sale of the Company (as defined). If an event of default relating to the bankruptcy or insolvency of the Company occurs, the unpaid principal of the Senior Notes, plus all accrued and unpaid interest, shall become automatically due and payable without any act of the holders. In the event of any other event of default, any holder of a Senior Note may at its option, by written notice to the Company and the other holders, declare the entire unpaid balance of its Senior Note, and all accrued and unpaid interest thereon, immediately due and payable. If an event of default has occurred and is continuing, the interest rate on the Senior Notes will increase by 2.0%.

         Since the Senior Notes (and the common stock issuable upon conversion thereof) were not registered under the Securities Act or any applicable foreign or state securities laws, such securities may not be transferred or otherwise disposed of except pursuant to registration under the Securities Act or pursuant to an available exemption from registration.


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
         The Form of Senior Note is attached to this Current Report on Form 8-K as Exhibit 4.1.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth under Item 1.01 of this Report is incorporated into this Item 2.03 by reference.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

The information set forth under Item 1.01 of this Report is incorporated into this Item 3.02 by reference.


ITEM 5.03  AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS.

         On November 15, 2005, the Board of Directors of the Company filed a Certificate of Amendment to its Certificate of Incorporation in order to modify the anti-dilution adjustments contained therein relating to the Company's outstanding Series A convertible preferred stock, Series B convertible redeemable preferred stock and Series C convertible redeemable preferred stock. The amendment provides that the anti-dilution adjustments will exclude the effects of the issuance by the Company of convertible notes in March, September and November 2005. For a description of the convertible notes issued in November 2005, please see Item 1.01 of this Report. The Certificate of Amendment with the updated provisions of the Certificate of Incorporation are attached to this Current Report on Form 8-K as Exhibit 3.1.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

        EXHIBIT NO.        EXHIBIT
        -----------        -------

        3.1 Certificate of Amendment to Certificate of Incorporation, as filed on November 15, 2005 with the Delaware Secretary of State

        4.1                Form of Senior Note.




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
                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EPICEPT CORPORATION
                                        (Registrant)

Date: November 21, 2005                 By: /s/ Dov Elefant
                                            ------------------------------------
                                            Name: Dov Elefant
                                            Title: Controller & Vice President
                                                   Finance and Administration




















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
                                 EXHIBIT INDEX


EXHIBIT NO.       EXHIBIT
-----------       -------

3.1 Certificate of Amendment to Certificate of Incorporation, as filed on November 15, 2005 with the Delaware Secretary of State

4.1               Form of Senior Note.































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